UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

Lakes Entertainment, Inc.
_____________________________________________
(Exact name of registrant as specified in its charter)

Minnesota ____________________ (State or other jurisdiction of incorporation)	0-24993 ____________________ (Commission File Number)	41-1913991 ______________ (IRS Employer Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota ____________________________________________ (Address of principal executive offices)		55305 ________ (Zip Code)

Registrant’s telephone number, including area code: (952) 449-9092

Not Applicable
_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

                On December 17, 2012, Evitts Resort, LLC, (“Evitts”), a wholly owned subsidiary of Lakes Entertainment, Inc., (“Lakes”) closed on a $17.5 million financing facility with Centennial Bank (the “Facility”).  The Facility will be used to finance a portion of the conversion of existing convention space into a gaming facility, provide replacement meeting room space, and refurbish the hotel lobby and guest rooms at Rocky Gap Lodge & Golf Resort (“Rocky Gap”).  Evitts is required to invest $17.5 million in the Rocky Gap project, including the original purchase price, prior to making a draw on the Facility.  Any funds drawn on the Facility will bear interest at the rate of 10.5% per annum.  The loan is collateralized by the leasehold estate and the furniture, fixtures and equipment of Rocky Gap.  As further collateral, Lakes guaranteed repayment of the loan and granted a second mortgage on its real property located in Minnetonka, Minnesota.  Repayment of the loan will be interest only for the first year, with payments of principal and interest amortized and paid over the subsequent seven years.

                Copies of Lakes’ material agreements, and the press release announcing the Facility, are attached as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                This discussion of the Facility in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

10.1	Secured Construction Loan Agreement entered into on December 17, 2012 by and between Evitts Resort, LLC and Centennial Bank.

10.2	Leasehold Mortgage, Security Agreement and Assignment of Rent entered into on December 17, 2012 by and between Evitts Resort, LLC and Centennial Bank.

10.3	Mortgage, Security Agreement and Assignment of Rent entered into on December 17, 2012 by and between Lakes Entertainment, Inc. and Centennial Bank.

10.4	Unconditional Guaranty into on December 17, 2012 by and between Lakes Entertainment, Inc. and Centennial Bank.

10.5	Secured Construction Promissory Note entered into on December 17, 2012 by and between Evitts Resort, LLC and Centennial Bank.

99.1	Lakes Entertainment, Inc. Press Release dated December 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)

Date: December 21, 2012	/s/ Timothy J. Cope
Name: Timothy J. Cope
Title: President and Chief Financial Officer

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